Taxation	12 Months Ended
Dec. 31, 2024
Taxation
Taxation

(28)Taxation

Grifols, S.A. is authorized to file consolidated tax returns in Spain with Grifols Movaco, S.A., Laboratorios Grifols, S.A., Instituto Grifols, S.A., Biomat, S.A., Grifols Viajes, S.A., Grifols International, S.A., Grifols Engineering, S.A., Araclon Biotech and Aigües Minerals de Vilajuiga, S.A. Grifols, S.A., in its capacity as Parent, is responsible for the filing and settlement of the consolidated tax return. Under prevailing tax law, Spanish companies pay 25% tax, which may be reduced by certain deductions.

The North American company Grifols Shared Services North America, Inc. is also authorized to file consolidated tax returns in the USA with Grifols Biologicals Inc., Grifols USA, LLC., Biomat USA, Inc. and Grifols Therapeutics Inc. The profits of the companies domiciled in the USA, determined in accordance with prevailing tax legislation, are subject to tax of approximately 22% of taxable income, which may be reduced by certain deductions.

In 2021, the OECD released the Model Rules for Pillar 2 to address tax challenges arising from the digitization of the economy. This international tax system reform focuses on the geographic allocation of profits for tax purposes and is designed to ensure that multinational enterprises are subject to a minimum effective tax rate of 15%.

On 15 December 2022, the Council of the European Union formally adopted the European Directive on Pillar 2. As of 31 December 2024 Spain has approved the Draft Law transposing the European Directive to ensure a global minimum taxation of 15% for multinational corporations. This legislation will apply prospectively to accounting periods beginning on January 1, 2024.

On 23 May 2023, the International Accounting Standards Board (IASB) published the International Tax Reform - Second Pillar Model Rules. Proposed amendments to IAS 12, which will be applicable for periods beginning on 1 January 2023. The amendments to IAS 12 provide for a mandatory temporary exemption in recognizing deferred tax balances arising from the implementation of Pillar 2 legislation.

The Group has developed an accounting policy consistent with the amendments to IAS 12, whereby the Group does not record adjustments to deferred tax assets and liabilities resulting from the introduction of the minimum effective tax rate of 15%. In developing this accounting policy, the Group has also adopted the exemption to avoid providing detailed information on the amendments for transitional periods beginning on January 1, 2023.

On 18 January 2024, the Constitutional Court declared unconstitutional various tax precepts contained in Royal Decree-Law 3/2016. The company has assessed the impact that these provisions had in 2017 and subsequent years, and considers that, as they did not have a significant impact, it will not challenge the tax assessments for these years.

a)Reconciliation of accounting and taxable income

Details of the income tax expense and income tax related to profit for the year are as follows:

	Thousands of Euros
	2024	2023 (*)	2022 (*)

Profit before income tax from continuing operations	443,996	207,021	338,013

Tax at 25%	110,999	51,755	84,503
Permanent differences	66,715	(66,322)	(30,796)
Effect of different tax rates	(49,120)	52,372	9,953
Tax credits (deductions)	(21,991)	(1,193)	3,667
Prior year income tax expense	16,698	2,132	12,685
Other income tax expenses/(income)	107,889	4,605	10,099
Income tax expense	231,190	43,349	90,111

Deferred tax	(75,067)	(140,095)	(15,138)
Current tax	306,257	183,444	105,249
Income tax expense	231,190	43,349	90,111

(*) Restated figures (Note 2.d)

The effect of the different tax rates is basically due to a change of country mix in profits.

As of December 31, 2024, the caption “Other income tax expenses/(income)” includes, among other concepts, the accrual of fiscal provisions (see Note 28(c)).

b)Deferred tax assets and liabilities

Details of deferred tax assets and liabilities are as follows:

	Thousands of Euros
	Tax effect
	31/12/2024	31/12/2023 (*)	31/12/2022

Assets
Provisions	31,444	29,663	20,511
Inventories	76,368	73,661	67,557
Tax credits (deductions)	26,681	76,603	33,921
Tax loss carryforwards	49,664	27,804	58,159
Fixed assets, amortisation and depreciation	78,348	61,479	—
Other	90,872	44,735	6,197
Subtotal, assets	353,377	313,945	186,345
Goodwill	(2,027)	(2,727)	(3,063)
Fixed assets, amortisation and depreciation	(9,677)	(4,155)	(16)
Intangible assets	—	—	(1,349)
Other	—	(6,734)	(6,994)
Subtotal, net liabilities	(11,704)	(13,616)	(11,422)
Deferred tax assets, net	341,673	300,329	174,923

Liabilities
Goodwill	(451,387)	(376,520)	(337,948)
Intangible assets	(678,833)	(658,099)	(669,316)
Fixed assets	(74,625)	(85,082)	(92,811)
Debt cancellation costs	(56,811)	(41,894)	(50,666)
Others	(6,300)	(53,503)	—
Subtotal, liabilities	(1,267,956)	(1,215,098)	(1,150,741)
Tax loss carryforwards	3,101	10,459	2,993
Tax credits (deductions)	18,259	68,104	14,578
Inventories	1,904	1,848	652
Provisions	123,880	105,656	70,206
Other	109,108	40,402	27,489
Subtotal, net assets	256,252	226,469	115,918
Net tax deferred Liabilities	(1,011,704)	(988,629)	(1,034,823)

(*) Restated figures (Note 2.d)

Movement in deferred tax assets and liabilities is as follows:

	Thousands of Euros
Deferred tax assets and liabilities	31/12/2024	31/12/2023 (*)	31/12/2022
Balance at 1 January	(688,300)	(859,900)	(481,477)
Movements during the year	75,067	140,095	15,138
Business combination (note 3)	—	239	(361,051)
Translation differences	(56,798)	31,266	(32,510)
Balance at 31 December	(670,031)	(688,300)	(859,900)

(*) Restated figures (Note 2.d)

The Spanish companies have opted to apply accelerated depreciation to certain additions to property, plant and equipment, which has resulted in the corresponding deferred tax liability.

The remaining assets and liabilities recognized in 2024, 2023 and 2022 were recognized in the statement of profit and loss.

The majority of the tax deductions pending application from Spanish companies related mainly to research and development, mature in 18 years. Likewise, the Group estimates that practically the entire amount will be applied in five years.

The Group has not recognized as deferred tax assets the tax effect of the unused tax loss carryforwards of Group companies, which amount to Euros 125,153 thousand (Euros 103,303 thousand at 31 December 2023).

The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to Euros 79,551 thousand as of 31 December 2024 (Euros 76,348 thousand as of 31 December 2023).

The commitments from Spanish companies from the reversal of deferred tax related to provisions of investments in subsidiaries are not significant.

c)Years open to inspection

As established by current legislation, taxes cannot be considered definitively settled until the returns have been audited by the corresponding tax authorities, or the statute of limitations has elapsed.

Tax Audits

The Group is currently undergoing the tax audits explained below. Note that the Group acts with the tax authorities in a cooperative and transparent manner to resolve disputes and considers that its position in the years and matters described below is in accordance with the law and is based on a reasonable interpretation of the applicable regulations. Therefore, the Group intends to file all the appropriate appeals and petitions to best defend its interests.

●	Certain companies of the Group domiciled in Spain, taxed under the Spanish tax consolidation regime, were subject to an audit by the Spanish State Tax Administration Agency in relation to Corporate Income Tax for the fiscal years 2014, 2015 and 2016 and Value Added Tax for the years 2015 and 2016.

On 8 November 2021, the Group agreed to the resulting assessments (“conformidad”). No penalties were imposed on any of the Group companies for any of the taxes subject to audit.

Moreover and since these assessments have resulted in an adjustment in the allocation of taxable income between different jurisdictions and in light of their effect on the Group’s transfer pricing position, the Group now has a legal right to recover certain amounts from the corresponding countries jurisdictions, under a Mutual Agreement Procedure in accordance with the provisions of the European Convention on the elimination of double taxation in connection with the adjustment of profits from Group companies.

●	Grifols Shared Services North America, Inc. and subsidiaries received in 2020 notification of a tax audit relating to the State Income Tax for the fiscal years 2017 and 2018.

The US Internal Revenue Service (“IRS”) has indicated that it intends to review the pricing of certain cross-border intercompany transactions involving the US. Currently, the IRS is still in the initial phase of their analysis and only beginning discussions have taken place.

●	Certain Group companies domiciled in Spain, taxed under the Spanish tax consolidation regime, recently underwent an audit by the Spanish State Tax Administration Agency, in relation to Corporate Income Tax for the fiscal years 2017 to 2019 and Value Added Tax, personal income tax, non-resident income and capital income tax for June 2018 to December 2019. The Group disagreed to the corresponding assessment proposals (“disconformidad”) and has received the corresponding final assessments. No penalties were imposed on any of the Group companies for any of the taxes subject to these audit proceedings.

As regards Corporate Income Tax, the assessment is based on a different pricing criteria approach. In relation to VAT, the assessment relies on a different interpretation of the financial activity carried out by the Group and how such difference affects the deductibility of certain expenses.

The net tax liability included in the group’s Financial Statements to cover the worldwide exposure to uncertain tax treatments at December 31, 2024 is Euros 136,705 thousand (Euros 76,604 thousand as of December 31, 2023) and it is included under the caption “Other public entities”. This increase in the net tax liability for uncertain tax positions relates to transfer pricing mainly as a result of an update of potential tax liabilities following the tax audits mentioned above.

Transfer pricing matters are complex, highly subjective and open to disputes involving different tax jurisdictions. The topics under discussion are complex and may take many years to resolve. The tax liability includes uncertain tax treatments that are estimated using either the most likely amount method or the expected value method and depend on the Group’s assessment as to whether the approach taken by the Tax Authorities is likely to be sustained by Tribunals or Courts. Such assessment could change in the future to reflect progress in Tax Authorities’ reviews to the extent that any Tax Authority review is concluded; progress in on-going appeals and international procedures, including the return of taxes which have already been paid under the assessments set out above; changes in legal provisions or in the interpretation of such provisions; or even expiry of the corresponding statutory periods of limitations.

Management believes that it is unlikely that additional liabilities, above the amounts provided, will arise. Also, it is possible that the amounts provided may change and be partially, or even entirely, mitigated in future periods, as reviews, appeals or procedures challenging the Tax Authorities’ approach progress or even the relevant statutes of limitation expire. Management continues to believe that the Group’s position on all its transfer pricing, audits and disputes is robust, and that the Group has recognised appropriate tax provision balances, including consideration of whether corresponding relief will be available under applicable Mutual Agreement Procedures with the different countries.

Timing of cash flows

As highlighted above, the Group is currently under tax audit in several countries and the timing of any resolution of these audits is uncertain.

It is anticipated that tax payments may be required in relation to the ongoing tax audits which may be resolved over coming years. The Group considers the tax liabilities set out above to appropriately reflect, according to current information, the expected value of any final settlement. Some of the items discussed above are not currently within the scope of tax authority audits and may take longer to be resolved.

Minimum taxation (Pillar2 OECD)

As at December 31, 2024, the Group continues to assess the implications of the OECD’s Pillar 2 reform, which provide for global minimum taxation rules. These rules have been adopted in the EU through the relevant Directive, which Member States must transpose for the rules to apply as of 1 January 2024.

Beyond a significant increase in formal compliance burdens, the Group does not expect significant economic impacts from the application of this new regulation, as it is already subject to effective tax rates above 15% in most of the territories in which it operates and expects to benefit from the “transitional safe harbour” which allows avoiding the additional tax and alleviating formal compliance burdens.

An exception to the above is Ireland, which has a nominal corporate income tax rate of 12.5% and has already passed its own Pillar 2 legislation which will allow it to levy corporate income tax directly. Although the complexity of the legislation could, in specific cases, give rise to additional taxation, the Group has made an assessment of such impact for 2024 and it amounts to Euros 5 million.